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                                                                   Exhibit 10(a)

                Consent of Messrs. Sutherland, Asbill & Brennan


       STEPHEN E. ROTH
DIRECT LINE:(202) 383-0158
Internet: sroth@sablaw.com

                                April 25, 2000


Board of Directors
GE Life and Annuity Assurance
  Company
6610 West Broad Street
Richmond, VA 23230

              RE   GE Life & Annuity Separate Account 4
                   ------------------------------------

Ladies and Gentlemen:

              We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 19 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain variable annuity policies (File No. 33-76334). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.


                                        Very truly yours,

                                        SUTHERLAND ASBILL & BRENNAN LLP



                                        BY:_______________________________
                                           Stephen E. Roth